UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

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Soliciting Material Under § 240.14a-12

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.
30 Rockefeller Plaza, Suite 2050
New York, NY 10112
November 14, 2025
Dear Stockholder:
You are cordially invited to attend our 2025 Annual Meeting of Stockholders to be held on December 19, 2025 at 10:00 a.m. local time at 30 Rockefeller Plaza, Suite 2050, New York, NY 10112.
The matters expected to be acted upon at the meeting are described in the following Notice of the 2025 Annual Meeting of Stockholders and Proxy Statement.
Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of StratCap Digital Infrastructure REIT, Inc. and for a discussion of the business to be considered at the meeting.
It is important that you use this opportunity to take part in the affairs of StratCap Digital Infrastructure REIT, Inc. by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
We look forward to seeing you at the meeting.
Sincerely,
James Condon
President and Chairman of the Board of Directors

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 19, 2025
To StratCap Digital Infrastructure REIT, Inc. Stockholders:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of StratCap Digital Infrastructure REIT, Inc. (f/k/a Strategic Wireless Infrastructure Fund II, Inc.), a Maryland corporation (the “Company,” “we,” or “us”), will be held on December 19, 2025, at 10:00 a.m. local time at 30 Rockefeller Plaza, Suite 2050, New York, NY 10112. The purposes of the meeting are to:
1.
consider and vote upon the election of nine directors to hold office until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.
ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.
transact such other business as may properly come before the 2025 Annual Meeting of Stockholders or any adjournment or postponement thereof.

The proposals and other related matters are discussed in the following pages, which are made part of this notice.
Only stockholders of record at the close of business on November 14, 2025, are entitled to receive this notice and to vote at the 2025 Annual Meeting of Stockholders. We reserve the right, in our sole discretion, to adjourn or postpone the 2025 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 19, 2025.
THE PROXY STATEMENT IS AVAILABLE AT HTTPS://WEB.VIEWPROXY.COM/STRATCAP/2025.
You may obtain directions to attend the 2025 Annual Meeting of Stockholders of the Company by calling us at (475) 282-0861.
All stockholders are cordially invited to attend the 2025 Annual Meeting of Stockholders in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR TO SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.
Sincerely,
By Order of the Board of Directors
James Condon
Chairman of the Board
New York, New York
November 14, 2025
PLEASE VOTE — YOUR VOTE IS IMPORTANT

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.
30 Rockefeller Plaza, Suite 2050
New York, NY 10112
PROXY STATEMENT
QUESTIONS AND ANSWERS
We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2025 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.
Q:
Why did you send me this proxy statement?

A:
We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2025 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting. This proxy statement and the proxy card are being mailed to you on or about November 17, 2025.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or give your proxy by telephone or over the Internet, you are giving us your permission to vote your shares of common stock at the 2025 Annual Meeting of Stockholders. The person who will vote your shares of common stock at the 2025 Annual Meeting of Stockholders is either James Condon, our President and Chief Executive Officer, or Michael Weidner, our Chief Financial Officer and Treasurer. They will vote your shares of common stock as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote FOR ALL of the director nominees and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or submit your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or submit your proxy by telephone or over the Internet to us as soon as possible whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.
Q:
When is the 2025 Annual Meeting of Stockholders and where will it be held?

A:
The 2025 Annual Meeting of Stockholders will be held on December 19, 2025, 10:00 a.m. local time at 30 Rockefeller Plaza, Suite 2050, New York, NY 10112.

Q:
How many shares of common stock can vote?

A:
As of the close of business on the record date of November 14, 2025, there were 11,666,601 shares of our common stock outstanding. Our outstanding common stock includes 4,546,048 shares of our Class A common stock, 1,413,116 shares of our Class AX common stock, 4,081,245 shares of our Class I common stock, 1,587,098 shares of our Class IX common stock, and 43,411 shares of our Class T common stock. As of the close of business on the record date of November 14, 2025, there were no shares outstanding of our Class D common stock, Class DX common stock or Class S common stock. Every stockholder of record as of the close of business on November 14, 2025, is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes. For purposes of this proxy statement, when we refer to common stock, we are referring to Class A common stock, Class AX common stock, Class D common stock, Class DX common stock, Class I common stock, Class IX common stock, Class S common stock and Class T common stock.

Q:
What is a “quorum”?

A:
A “quorum” consists of the presence in person or by proxy of stockholders entitled to cast at least 50% of all the votes entitled to be cast at the 2025 Annual Meeting of Stockholders. There must be a quorum present in order for the 2025 Annual Meeting of Stockholders to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum. Broker non-votes will also be counted to determine whether a quorum is present. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Q:
What may I vote on?

A:
At the 2025 Annual Meeting of Stockholders, you will be asked to (i) consider and vote upon the election of nine directors, each to hold office for a one-year term expiring at the 2026 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies; (ii) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and (iii) transact such other business as may properly come before the 2025 Annual Meeting of Stockholders or any adjournment or postponement thereof.

Q:
How does the board of directors recommend I vote on the proposals?

A:
The board of directors unanimously recommends that you vote your shares “FOR ALL” nominees for election as director who are named as such in this proxy statement and “FOR” the ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. No director has informed us that he or she intends to oppose any action intended to be taken by us.

Q:
Who is entitled to vote?

A:
Anyone who owned our common stock at the close of business on November 14, 2025, the record date, is entitled to vote at the 2025 Annual Meeting of Stockholders.

Q:
What vote is required to approve each proposal that comes before the 2025 Annual Meeting of Stockholders?

A:
Election of Directors.   Each director is elected by the affirmative vote of a majority of the shares of our common stock entitled to vote that are present in person or by proxy at a meeting at which a quorum is present. Any shares not voted (whether by abstention, withholding authority or broker non-vote) will have the effect of votes against the election of nominees to our board of directors. There is no cumulative voting in the election of our directors.

Ratification of Appointment of Independent Auditor.   The approval of this proposal requires the affirmative vote of a majority of the votes cast at the meeting or by proxy at a meeting at which quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the result of the vote.
Q:
How do I vote?

A:
You may vote your shares of common stock either in person or by proxy. To vote in person, you must attend the 2025 Annual Meeting of Stockholders. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may submit their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instructions on the enclosed proxy card. Stockholders with Internet access may submit a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use the telephone or Internet option as those options are faster and less costly. If you attend the 2025 Annual Meeting of Stockholders, you also may submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the 2025 Annual Meeting of Stockholders. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted (i) “FOR ALL” nominees for director, (ii) “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm and (iii) with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxy.
Q:
Will my vote make a difference?

A:
Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the 2025 Annual Meeting of Stockholders to constitute a quorum. THEREFORE, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the 2025 Annual Meeting of Stockholders.

Q:
What if I return my proxy card and then change my mind?

A:
You have the right to revoke your proxy at any time before the vote by:

(1)
notifying Adam Baxter, our Secretary, in writing at our offices located at 30 Rockefeller Plaza, Suite 2050, New York, NY 10112;

(2)
attending the meeting and voting in person; or

(3)
authorizing another proxy at a later date using the same procedure as set forth above, but before the date of the 2025 Annual Meeting of Stockholders. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the 2025 Annual Meeting of Stockholders other than the election of directors and ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2025, if any other business is properly presented at the 2025 Annual Meeting of Stockholders, your proxy gives authority to James Condon, our President and Chief Executive Officer, and Michael Weidner, our Chief Financial Officer and Treasurer, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:
Is this proxy statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, our directors and officers, or employees of StratCap Digital Infrastructure Advisors II, LLC, our advisor, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers or to employees of affiliates of our advisor for such solicitation services. We have retained Alliance Advisors, LLC to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of services incidental to the proxy solicitation to be approximately $21,800, excluding out of pocket expenses.

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all the costs of soliciting these proxies. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:
If I plan to attend the 2025 Annual Meeting of Stockholders in person, should I notify anyone?

A:
While you are not required to notify anyone in order to attend the 2025 Annual Meeting of Stockholders, if you do plan to attend the meeting, we would appreciate it if you would call us toll free at 1-855-206-1341 to let us know that you will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:
If I share my residence with another stockholder of the Company, how many copies of the proxy statement should I receive?

A:
The SEC has adopted a rule concerning the delivery of disclosure documents that allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, notice of availability of proxy materials, or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and the Company. It reduces the volume of duplicative information received at your household and helps the Company reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy or voting instructions. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Alliance Advisors at 1-855-206-1341 or write to 150 Clove Road, Little Falls, NJ 07424. If you are a stockholder that receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent.

Q:
Whom should I call if I have any questions?

A:
If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Alliance Advisors, LLC
150 Clove Road
Little Falls, NJ 07424
Toll-Free: 1-855-206-1341

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
At the 2025 Annual Meeting of Stockholders, you and the other stockholders will vote on the election of all nine members of our board of directors. Those persons elected will serve as directors until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for re-election as directors:
•
James Condon;

•
Daniel Green;

•
Kate Mitchell;

•
Jeff Hersh;

•
Kimberly Arth;

•
Isiah Thomas;

•
Simon Mitchell;

•
Andrew Selim; and

•
Adam Baxter.

Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or any of the executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to his or her election as a director, except that such nominees have agreed to serve as our directors if elected.
If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.
Vote Required; Recommendation
The vote of holders of a majority of all shares present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the board of directors, is necessary for the election of a director. This means that a nominee for the board of directors needs to receive more votes for his or her election than withheld from or present but not voted in his or her election in order to be elected to the board of directors. Because of this requirement, “withheld” votes and broker non-votes will have the effect of a vote against each nominee for the board of directors. If an incumbent nominee for the board of directors fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.
THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR ALL” OF THE NOMINEES FOR ELECTION AS DIRECTORS.

CERTAIN INFORMATION ABOUT MANAGEMENT
Board of Directors
In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors. During 2024, our board of directors held four (4) meetings, including board committee meetings. All of the directors attended at least 75% of the aggregate number of meetings of our board of directors and of the committees of our board of directors on which they served during 2024. Although there is no formal attendance policy for our board of directors, our directors are expected and encouraged to attend all scheduled meetings of our board of directors and all meetings of our stockholders. We anticipate that all of our directors will virtually attend our 2025 Annual Meeting of Stockholders.
Board Membership Criteria and Selection of Directors
The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the digital asset infrastructure industry or real estate brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.
The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.
In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. We have not and do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the time frame required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
In considering possible candidates for election as a director, the board of directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our digital asset infrastructure investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our board of directors may also consider an assessment of its diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.
Director Nominees
Our board of directors has nominated each of the following individuals for election as a director to serve until our 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualify. Daniel Green, Kate Mitchell, Jeff Hersh, Kimberly Arth and Isiah Thomas are independent directors. The address for each person named below is in care of our principal executive office at 30 Rockefeller Plaza, Suite 2050, New York, NY 10112.
Name	Age*	Position
James Condon	45	President and Chairman of the Board
Adam Baxter	50	Secretary and Director
Daniel Green	52	Independent Director and Chairperson of the Audit Committee
Kate Mitchell	44	Independent Director
Jeff Hersh	44	Independent Director
Kimberly Arth	44	Independent Director
Isiah Thomas	64	Independent Director
Simon Mitchell	51	Director
Andrew Selim	45	Director

*
As of November 6, 2025.

James Condon has served as our President and President of our advisor and our sponsor, StratCap Investment Management, LLC, since September 2020 and as a member of the investment committee of our sponsor and Chairman of our board of directors since April 2021. Mr. Condon has also served as the Chair of the investment committee of our sponsor since October 2024. Mr. Condon was a Managing Partner of StratCap, LLC, an affiliate of the Company, from December 2020 through September 2024, and President of our sponsor since June 2018. In these roles, Mr. Condon oversees the operations, investment activities, capital markets, and asset management. He has also served as Chief Operating Officer of StratCap Securities, LLC since November 2017 and as Chief Executive Officer and President of StratCap Securities, LLC since October 2024. Mr. Condon also served from March 2021 to May 2023 on the board of directors of Pegasus Digital Mobility Acquisition Corp. (NYSE: PGSS), a special purpose acquisition company that effected an initial business combination with SCHMID, a global supplier of proprietary, industry-leading capital equipment, software and services to high end printed circuit board (PCB) and organic substrate manufacturers, as well as offerings in photovoltaics (PV) and energy storage.
Mr. Condon has over 20 years of experience in investment management within the financial services industry. Mr. Condon joined StratCap, LLC, from the Capital Group, American Fund out of southern California. Prior to that Mr. Condon was at Schroder Investment Management based in New York City. Early in his career, Mr. Condon worked for Refco Alternative Investments, the hedge fund division of Refco, Inc. Throughout his career, Mr. Condon has worked with real estate investment trusts (“REITs”), special purpose acquisition companies, infrastructure, managed futures, hedge funds, renewable energy, social impact investing, equity and fixed income vehicles and private placements.
Mr. Condon holds an MBA, cum laude, from the University of Notre Dame, a BS in finance from Park School of Business at Ithaca College, and a CIMA from the Wharton School at The University of Pennsylvania. Mr. Condon is a valuable member of our board of directors because of his extensive experience with REITs and investment programs with similar target asset classes.
Adam Baxter has served as a member of our board of directors since September 2024. Mr. Baxter has been a Managing Director with HMC Capital, the parent company of our sponsor, since September 2024. In this role, Mr. Baxter oversees growth initiatives and corporate development for HMC Capital in North

America. Mr. Baxter has over 22 years’ experience across roles within the law, investment banking and asset management. Prior to his role at HMC Capital, Mr. Baxter was a Managing Director of Argo Infrastructure Partners from March 2023 to September 2024, and a Managing Director at Macquarie Group in New York from May 2005 to February 2023. Within these roles, Mr. Baxter has extensive experience across infrastructure investment, capital raising and asset management, including within the infrastructure real estate sector. Before this, Mr. Baxter was a barrister and solicitor in Australia with Mallesons Stephen Jaques, where he practiced corporate and securities law. Mr. Baxter holds a Bachelor of Commerce and a Bachelor of Laws from Murdoch University in Australia, and also holds FINRA Series 7, 24 and 63 licenses. Mr. Baxter is a valuable member of our board of directors because of extensive financial, investment and asset management experience, including in infrastructure real estate.
Daniel Green has served as an independent director of the Company and Chairperson of the audit committee since April 2021. He also has served as the President of Woolf Farming & Processing since February 2024 and previously served as the Chief Financial Officer since January 2019. Woolf Farming & Processing grow, process and deliver healthy natural products to the food chain. As stewards of the land, Woolf Farming & Processing takes very seriously the obligation to manage the regions natural resources sustainably. Mr. Green has more than 20 years of experience in leadership roles within the agribusiness and manufacturing industries. In addition to healthy food production, Mr. Green and his team have established an industrial scale solar development portfolio with over 300 megawatts that will provide the California Central Valley region with clean energy for years to come. Prior to his current role, Mr. Green served as Chief Financial Officer of a large food company that supplied major multi-national branded companies such as Kraft Heinz, ConAgra and Campbell’s Soup with natural food ingredients. Mr. Green served in this role from March 2012 until January 2019. In addition, Mr. Green serves on the Executive Committee at the California League of Food Producers.
Mr. Green holds a Master of Business Administration from the University of Notre Dame and a Bachelor of Science in business administration from the University of Redlands. Mr. Green is a valuable member of our board of directors because of extensive financial and management experience, including the management of digital assets such as cell towers, wireless easements and lease assignments, fiber networks, and edge computing.
Kate Mitchell has served as an independent director of the Company since April 2021. She has also been an advisor to LoanBud and YoAudio since March 2023. Prior to her current roles, Ms. Mitchell served as Executive Vice President, Chief Marketing Officer of Majestic Steel USA, a steel service centers company, from May 2020 until December 2022. Working across marketing, sales, insights, and technology Kate was charged with growing Majestic’s market share, awareness, and nurturing its perception. Prior to joining Majestic Steel, Ms. Mitchell worked as Chief Revenue Officer of Gallery Media Group, a media company, from August 2018 until March 2020. Throughout her career, Ms. Mitchell worked with some of the largest brands in the media sector. With Discovery, Oprah Winfrey, and Gary Vaynerchuk, her success came from diversifying revenue streams, adapting through consolidation, and managing through the digitization of the industry. She began her career in advertising sales before broadening into senior sales and marketing roles.
Ms. Mitchell holds a bachelor’s degree from Villanova University and lives in New York with her husband and two children.
Ms. Mitchell is a valuable member of our board of directors because of her management experience in the technology sector, including the management of digital assets such as cell towers, wireless easements and lease assignments, fiber networks, and edge computing.
Jeff Hersh has served as an independent director of the Company since April 2021. He is also a general practitioner attorney licensed to practice in New York and Connecticut. Since 2009, Mr. Hersh has handled complex legal issues across multiple jurisdictions across New York and Connecticut. His primary focus areas include contracts and transactional work & litigation matters. He also has served as in-house counsel for VMP Holdings LLC, a family office located in Larchmont, NY since January 2016. Managing general legal affairs, consulting on a variety of real estate-based transactions, and analyzing investment opportunities, he provides candid and practical legal analysis on a broad spectrum of issues from the perspective of a seasoned attorney and counselor, including issues related to the acquisition and management of digital assets. That same legal experience bolsters his role in internal business and strategy decisions, helping to mitigate legal and financial risk. In certain company matters, Mr. Hersh will coordinate with outside counsel to assist the management team in the resolution of any issues.
Whether structuring and negotiating a contract, contemplating a business decision, or auditing a financial investment opportunity, he relies on his deep knowledge base to take an aggressive and skillful approach to problem solving while strongly advocating for his clients. Mr. Hersh acquired a law degree from Ave Maria School of Law in Ann Arbor, Michigan, where he participated in the Trial Advocacy Program. He also holds a bachelor’s degree in political science from Rollins College in Winter Park, Florida, where he served on the Executive Committee of the Student Government Association.
Mr. Hersh is a valuable member of our board of directors because of his experience in advising on investments and real-estate-based transactions.
Kimberly Arth has served as an independent director of the Company since July 2022. Ms. Arth was most recently the Co-Founder of PIVOT Global Limited, a Hong Kong-based recruitment firm, from April 2016 to March 2022. Before moving to Hong Kong, Kimberly spent over 15 years working in real estate banking, underwriting all classes of real estate, including but not limited to data centers and cell towers, which involved analyzing leases, ground leases, tenant profiles and credit related to data centers and cell towers and building complex underwriting models related to data centers and cell towers. Ms. Arth was a Vice President at Lazard in the Private Fund Advisory Group in New York from 2013 to February 2015. While there, she led project management, raising institutional capital for real estate private equity firms. Prior to Lazard, Kimberly was a Vice President at Credit Suisse in the Real Estate Finance and Securitization Group from 2011-2012 and Vice President at Oasis Real Estate Partners, a debt advisory platform from 2009-2010 (ultimately absorbed into Credit Suisse). She began her career at Goldman Sachs in the Real Estate Investment Banking Division and Real Estate Finance Group where she focused on large loan origination from 2003 to 2009. Kimberly has deep experience across all major real estate sectors including data centers, retail, office, multifamily, senior living, hospitality, and gaming. During her time in real estate finance, Kimberly was responsible for the underwriting and execution of over $15 billion of commercial real estate transactions, including the financing of data centers and cell towers for REITs, financial sponsors and private equity clients. She built complex underwriting models for all real estate sectors, including but not limited to data centers and cell towers, which involved analyzing leases, ground leases, tenant profiles, and credit. She has advised private banks and specialty finance companies on the loss content and disposition strategy of their loan CRE portfolios totaling over $10 billion in total commitments. She received a Bachelor of Arts in Economics from Brown University in 2003.
Ms. Arth is a valuable member of our board of directors because of her experience in advising on investments and real estate-based transactions.
Isiah Thomas has served as an independent director of the Company and a member of the audit committee since July 2023. Mr. Thomas has served as the Chairman and CEO of ISIAH International LLC, a certified minority owned investment holdings company, since 1990. Mr. Thomas is also the owner and CEO of the following companies: Isiah Real Estate, a development firm specializing in multifamily and affordable housing formed in March 2015; and Isiah Imports, a champagne imports company, private equity and asset management firm formed in January 2016. Since June 2020, Mr. Thomas has served as CEO and Chairman of One World Products, Inc. (OTCQB:OWPC), which stands at the forefront of sustainable innovation, pioneering industrial hemp to revolutionize the automotive, packaging, and wellness industries. Since April 2012, Mr. Thomas has served on the Board of Directors for Madison Square Garden Sports Corp., a professional gaming and entertainment holding company that manages professional sports teams, including the New York Knicks. Mr. Thomas also currently serves on the Board of Directors of United Wholesale Mortgage, one of the nation’s top mortgage lenders, a position he has held since December 2020. From 1999 to 2002, Mr. Thomas served on the Chicago Stock Exchange’s Board of Governors. Mr. Thomas dedicates a large portion of his time to working with youth programs in urban communities, helping to instill confidence, teamwork and leadership skills in young people. Inspired by his mother’s work to improve the lives of disadvantaged women and families in Chicago, in 2016, Mr. Thomas founded the Mary’s Court Foundation in her honor to support the health, safety, academic and personal achievement of Chicago’s youth and youth around the country. Mr. Thomas holds a bachelor’s degree from Indiana University and a Master’s in Education from the University of California at Berkeley Graduate School of Education. Prior to his business career, Mr. Thomas had a storied thirteen-year career with the Detroit Pistons. Mr. Thomas earned enshrinement into the Naismith Memorial Basketball Hall of Fame in 2000, as well as designations in 1996 as one of the 50 Greatest Players in NBA history. A 12 - time NBA All-Star, Mr. Thomas was the central figure in leading the Pistons to back-to-back NBA championships in 1989 and 1990, earning Finals MVP honors in 1990.
Mr. Thomas is a valuable member of our board of directors because of his experience in commercial transactions and asset management.
Simon Mitchell has served as a member of our board of directors since September 2024 and a member of our sponsor’s investment committee since October 2024. Mr. Mitchell has served as the Group Head of Business Development for HMC Capital, the parent company of our sponsor, since February 2023. In this role, Mr. Mitchell oversees growth initiatives and corporate development for HMC Capital. Mr. Mitchell has over 27 years’ experience in professional finance roles spanning investment banking research, private equity and accounting. Prior to his role at HMC Capital, Mr. Mitchell served as Managing Director and Head of Investment Research at UBS in Australia and New Zealand between October 2015 to February 2023. Before this, Mr. Mitchell spent 13 years as a senior investment analyst at UBS and J.P. Morgan, providing investment advice and research to clients regarding the digital infrastructure and logistics real estate sectors. Before joining investment research, Mr. Mitchell spent two years in private equity at Close Brothers in London and three years in corporate restructuring at KPMG LLP (Australia). Mr. Mitchell holds a Bachelor of Commerce/Law from the University of Queensland and is a qualified Chartered Accountant.
Mr. Mitchell is a valuable member of our board of directors because of extensive financial and investment experience, including with digital infrastructure real estate assets.
Andrew Selim has served as a member of our board of directors September 2024. Mr. Selim has served as Group General Counsel and Company Secretary of HMC Capital, the parent company of our sponsor, since September 2017. In this role, he is responsible for all legal, compliance and governance activities of HMC Capital, its subsidiaries and their respective sponsored funds. Mr. Selim has over 20 years of local and international experience in real estate, funds management and corporate law. Before joining HMC Capital, Mr. Selim was Senior Legal Counsel and Company Secretary from November 2011 to September 2017 at The GPT Group, one of Australia’s leading diversified real estate investment trusts working on real estate transactions in the office, retail and industrial sectors. Before this, he worked in private practice as a lawyer at leading global law firms in Sydney and London advising on real estate, development projects and funds management. Mr. Selim holds a Master of Laws, Bachelor of Laws (Honours) and Bachelor of Science (Advanced), all from the University of Sydney. He is dual-qualified as a lawyer in both Australia and England and Wales. He is a Graduate of the Australian Institute of Company Directors, a Member of the Governance Institute of Australia, a Member of the Association of Corporate Counsel Australia and a Member of the Risk Management Institute of Australasia. He has served on the Law Society of New South Wales In-House Corporate Lawyers Committee and has served on the Property Council of Australia Future Directions Committee. During that time, he was Chair of the Property Council of Australia’s Future Leaders Mentoring Program Subcommittee. Mr. Selim has been recognized by The Legal 500 GC Powerlist, Australasian Lawyer and Doyles Guide as a leading in-house lawyer. He was also awarded General Counsel of the Year at the 2022 Australian Law Awards and has been named in the globally prestigious GC Powerlist Australia in 2022 and 2023.
Mr. Selim is a valuable member of our board of directors because of extensive legal experience relevant to the real estate, corporate and funds management sectors.
Director Independence
As required by our charter, a majority of the members of our board of directors must qualify as “independent directors” as affirmatively determined by the board of directors. Our board of directors consults with our legal counsel and counsel to the independent directors, as applicable, to ensure that our board of directors’ determinations are consistent with our charter and applicable securities and other laws and regulations regarding the definition of “independent director.”
Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Daniel Green, Kate Mitchell, Jeff Hersh,

Kimberly Arth and Isiah Thomas, who comprise a majority of our board, qualify as independent directors. A copy of our independent director definition, which is contained in our charter and complies with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, or the NASAA REIT Guidelines, is attached hereto as Appendix A. Although our shares are not listed for trading on any national securities exchange, our independent directors also meet the current independence and qualifications requirements of the New York Stock Exchange.
Committees of our Board of Directors
Audit Committee
Our board of directors has established an audit committee, which consists of our five independent directors and met four (4) times during 2024. The audit committee, by approval of at least a majority of its members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Daniel Green serves as the chair of the audit committee and has been designated as the audit committee financial expert. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. You may obtain a copy of the audit committee’s charter from our website at www.digitalinfrastructurereit.com.
The audit committee has adopted procedures for the processing of complaints relating to accounting, internal control and auditing matters. The audit committee oversees the review and handling of any complaints submitted pursuant to the forgoing procedures and of any whistleblower complaints subject to Section 21F of the Exchange Act.
Compensation Committee
Our board of directors believes that it is appropriate for our board not to have a standing compensation committee based upon the fact that our executive officers, including our principal financial officer, and non-independent directors do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers or non-independent directors.
Nominating Board of Directors — Functions
We believe that our board of directors is qualified to perform the functions typically delegated to a nominating committee, and that the formation of a separate committee is not necessary at this time. Therefore, all members of our board of directors develop the criteria necessary for prospective members of our board of directors and participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees are to conduct searches and interviews for prospective director candidates, if necessary, review background information for all candidates for the board of directors, including those recommended by stockholders, and formally propose the slate of director nominees for election by the stockholders at the annual meeting.
Communication with Directors
We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board of directors by mail at: Chairman of StratCap Digital Infrastructure REIT, Inc., Audit Committee, c/o Corporate Secretary, 30 Rockefeller Plaza, Suite 2050, New York, NY 10112.
The chairman of the audit committee will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he deems appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the chairman of the audit committee to the members of the audit committee for review.

Role of the Board of Directors
We operate under the direction of our board of directors, the members of which are accountable to us and our stockholders as fiduciaries. The board is responsible for the overall management and control of our affairs. The board of directors has retained our advisor to manage certain aspects of our day-to-day affairs and the acquisition and disposition of our investments, subject to the board of directors’ supervision. Our advisor may purchase assets on our account, without specific prior approval from the board of directors, subject to certain limitations.
As required by the NASAA REIT Guidelines, our charter was reviewed and ratified by our board of directors, including all of the independent directors. Our charter provides that the number of our directors may be increased or decreased pursuant to our bylaws; provided, however, that the total number of directors shall not be fewer than three. Our bylaws further provide that a majority of the entire board of directors may establish, increase or decrease the number of directors, provided that the number of our directors may not be fewer than three nor more than 15. We currently have a total of nine directors, including five independent directors. Each director will serve for a one-year term until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Our charter provides that a majority of the directors must be independent directors except for a period of up to 60 days after the death, resignation or removal of an independent director pending the election of such independent director’s successor. An “independent director” is defined in our charter in accordance with Section I.B.14 of the NASAA REIT Guidelines.
Currently, Mr. Condon serves as both our President and Chairman of our board of directors. Our board of directors has determined the combined Chairman and President positions is an appropriate and effective leadership structure for the Company. Mr. Condon has been the Chairman of our board of directors since April 2021 and has more than 20 years in investment management and a deep knowledge of the Company and its affiliates. As the individual primarily responsible for overall management of our business strategy and day-to-day operations, he is positioned to effectively chair regular board of directors’ meetings at which the directors will discuss key business and strategic issues.
There are no family relationships among any of our directors or officers. Each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we have acquired and plan on acquiring. Each of our current directors has substantially in excess of three years of relevant real estate experience. Further, at least one of our independent directors has at least three years of relevant real estate experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we have acquired and intend to acquire. In addition, at least one of our independent directors must be a financial expert, with at least three years of relevant financial experience.
During the discussion of a proposed transaction, independent directors may offer ideas for ways in which transactions may be structured to offer the greatest value to us, and our management will take these suggestions into consideration when structuring transactions. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director.
Any director may resign at any time and may be removed with or without cause by stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast generally in the election of directors. The notice of any special meeting called to remove a director will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed. None of our advisor, any member of our board of directors, nor any of their affiliates may vote or consent on matters submitted to stockholders regarding the removal of our advisor or any director or any of their affiliates or any transaction between us and any of them. In determining the requisite percentage in interest required to approve such a matter, any shares owned by such persons will not be included.
Any vacancy created by the death, resignation, removal, adjudicated incompetence, or other incapacity of a director may be filled only by a vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected by the board of directors to fill a vacancy will serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies. Independent directors must nominate replacements for vacancies in the independent director positions. Each director will be bound by our charter and the bylaws.

Our board of directors will meet quarterly or more frequently if necessary. Maryland law provides that any action required or permitted to be taken at a meeting of the board of directors also may be taken without a meeting by the unanimous written or electronically transmitted consent of all directors. Our directors are not required to devote a substantial portion of their time to discharge their duties as our directors. Consequently, in the exercise of their responsibilities, the directors heavily rely on our advisor. Our directors must satisfy their fiduciary duty to us and our stockholders, including the supervision of the relationship between us and our advisor. The board is empowered to fix the compensation of all officers that it selects and approve the payment of compensation to directors for services rendered to us in any other capacity.
Our board of directors has established policies on investments and borrowing, the general terms of which are set forth in our prospectus, filed with the SEC on November 12, 2025 (Registration No. 333-284566).
The directors will monitor our advisor’s administrative procedures, investment operations and performance to ensure that the policies are fulfilled and are in the best interest of our stockholders. Our board of directors, including a majority of our independent directors, will review our investment policies with sufficient frequency, and at least annually, to determine that they are in the best interest of our stockholders.
The independent directors are responsible for reviewing our fees and expenses on at least an annual basis and with sufficient frequency to determine that the expenses incurred are reasonable in light of our investment performance, our net assets, our net income and the fees and expenses of other comparable unaffiliated REITs. Each determination and basis therefor shall be set forth in the minutes of the meetings of the board of directors. In addition, a majority of the directors, including a majority of the independent directors, who are not otherwise interested in the transaction, must determine that any transaction with our sponsor, our advisor, any of our directors or any of their respective affiliates is fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties. The independent directors also are responsible for reviewing the performance of our advisor and determining that the compensation to be paid to our advisor is reasonable in relation to the nature and quality of services to be performed and that the provisions of the Amended and Restated Advisory Agreement, dated as of August 18, 2023, by and among the Company, SWIF II Operating Partnership, LP, a Delaware limited partnership that is wholly-owned by us (the “Operating Partnership”) and our advisor (as amended, the “Advisory Agreement”) are being carried out. Specifically, the independent directors will consider factors such as:
•
the amount of the fees paid to our advisor in relation to the size, composition and performance of our investments;

•
the success of our advisor in generating appropriate investment opportunities;

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rates charged to other REITs, especially REITs of similar structure, and other investors by advisors performing similar services;

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additional revenues realized by our advisor and its affiliates through their relationship with us, whether we pay them or they are paid by others with whom we do business;

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the quality and extent of service and advice furnished by our advisor;

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the performance of our investment portfolio, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

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the quality of our investment portfolio relative to the investments generated by our advisor for its own account.

If the independent directors determine that the compensation to be paid to our advisor is not reasonable, our board of directors may request that our advisor reduce its fees, terminate the Advisory Agreement, renegotiate the Advisory Agreement, or retain a new advisor. Our board of directors believes that it has adopted a governance structure that ensures a strong, independent board. The position of lead independent director has not been established as there is a majority of independent directors in board leadership.
The Board’s Role in Risk Oversight
The board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.

The board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of the Company’s executive officers and our advisor. In particular, the board of directors may determine at any time to terminate our advisor, and must evaluate the performance of our advisor, and re-authorize the Advisory Agreement, on an annual basis.
In addition, the audit committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. The audit committee reviews any potential material issues that are raised related to the Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics, which contains general guidelines for conducting our business and is designed to help directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Code of Business Conduct and Ethics applies to all of our officers, including our principal executive officer, principal financial officer and principal accounting officer and persons performing similar functions and all members of our board. The Code of Business Conduct and Ethics covers topics including, but not limited to, conflicts of interest, insider trading policies, record keeping and reporting, payments to foreign and United States government personnel and compliance with laws, rules and regulations. The Code of Business Conduct and Ethics is posted on our website and we will provide to any person without charge a copy of our Code of Business Conduct and Ethics, including any amendments or waivers thereto, upon written request delivered to our principal executive offices at the address listed on the cover page of this proxy statement.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of our shares by our directors and officers that are reasonably designed to promote compliance with insider trading laws, rules and regulations. Such policies are contained in our Code of Business Conduct and Ethics and is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.
Officer and Director Hedging
Our board of directors has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers and directors, as well as employees of our advisor, our sponsor, and their affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of shares of our common stock. Our common stock is not traded on any exchange, so there is no established market value for shares of our common stock. For the year ended December 31, 2024, there were no such hedging transactions by any of our officers and directors or by any employees of our advisor, our sponsor, and their affiliates, or any of their designees.
Compensation of Directors
We pay each of our independent directors is entitled to an annual retainer of $30,000, with an additional $5,000 annual retainer to the chairperson of the audit committee. Each independent director also receives an annual equity award with an aggregate grant value on the date of grant of $10,000, and the chairperson of the audit committee receives an additional $5,000 in equity, in the form of a restricted stock award that will vest upon the earlier to occur of (i) one year after the date of grant and (ii) his or her re-election to our board of directors following the date of grant. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of our board of directors or of our committees. If a director is also one of our officers, we do not pay additional compensation for services rendered as a director.

The following table provides a summary of the compensation earned by or paid to our independent directors for the year ended December 31, 2024:
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation	All Other Compensation	Total
Isiah Thomas	$30,000	$—	$—	$—	$—	$—	$30,000
Kate Mitchell	$30,000	$—	$—	$—	$—	$—	$30,000
Kimberly Arth	$30,000	$—	$—	$—	$—	$—	$30,000
Jeff Hersh	$30,000	$—	$—	$—	$—	$—	$30,000
Daniel Green	$35,000	$—	$—	$—	$—	$—	$35,000
Equity Incentive Plan
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by the security holders	N/A	N/A	N/A
Equity compensation plans not approved by the security holders	—	—	2,000,000
Total	—	$—	2,000,000
We adopted an equity incentive plan to:
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furnish incentives to individuals chosen to receive share-based awards because they are considered capable of improving our operations and increasing profits;

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encourage selected persons to accept or continue employment with our advisor; and

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increase the interest of our officers and independent directors in our welfare through their participation in the growth in the value of the shares of our common stock.

The equity incentive plan authorizes the granting of awards to our independent directors and to our employees (if any), as well as to any advisor or consultant who is a natural person performing bona fide services to us, provided that the services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for our stock. Participants may also be officers or employees of our advisor, so long as any such officer or employee is performing bona fide advisory or consulting services for us. Eligible individuals are selected by our board of directors, including our independent directors, for participation in the equity incentive plan. Such awards may consist of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and/or other share-based awards; provided, that, the equity incentive plan prohibits the issuance of stock appreciation rights and dividend equivalent rights unless and until our stock is listed on a national securities exchange. However, any such stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and/or other share-based awards to be issued to independent directors, officers, employees, advisors and consultants shall not exceed an amount equal to 5% of the outstanding shares of our common stock on the date of grant of any such stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and/or other share-based awards. Notwithstanding the foregoing, we will not issue options or warrants to our independent directors.
We have authorized and reserved for issuance under the equity incentive plan a total of 2.0 million Class I shares and Class IX shares, and have also established an aggregate maximum of 5.0 million shares that may be issued upon grant, vesting or exercise of awards under the equity incentive plan. Of the 2.0 million shares authorized and reserved for issuance under the equity incentive plan, 1.0 million shares are designated as Class I shares and 1.0 million shares are designated as Class IX shares. In addition, no more than 200,000 shares Class I and Class IX shares may be made subject to options or stock appreciation rights to a single individual in a calendar year, and no more than 200,000 Class I shares and Class IX shares may be made subject to share-based awards other than options or stock appreciation rights to a single individual in a calendar year. In the event of certain corporate transactions affecting our common stock, such as, for example, any dividend or other distribution (whether in the form of cash, shares or other property) recapitalization, stock-split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, our board of directors, or, if formed, a compensation committee thereof, will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the plan, the number and type of shares reserved for future issuance under the plan, and, if applicable, performance goals applicable to outstanding awards under the plan.
Our board of directors, including our independent directors, or, if formed, a compensation committee of our board of directors, will administer the equity incentive plan, with sole authority to select participants, determine the types of awards to be granted, and all of the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise violate the ownership and transfer restrictions imposed under our charter. Our board of directors, or, if formed, the compensation committee, may also take action with respect to any awards in the event of a change in control, including a determination to pay cash equal to an amount that could have been obtained upon vesting or exercise of an award, a determination that awards cannot vest, be exercised or payable, a determination to accelerate vesting or exercise, or a determination that awards shall be substituted for by similar awards covering the stock of a successor or survivor corporation.
Our board of directors do not grant equity awards in anticipation of the release of material non-public information (“MNPI”). We do not time the release of MNPI based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take MNPI into account when determining the timing and terms of such awards. We do not have a formal policy with respect to the timing of our equity award grants, however, the board of directors has historically granted and set vesting periods for such awards on a predetermined annual schedule.
No award granted under the equity incentive plan may be transferred except through the laws of descent and distribution. Shares underlying awards once vested are transferable.
Options entitle the holder to purchase common stock for a specified exercise price during a specified period. Under the equity incentive plan, we may grant options that are intended to be incentive stock options within the meaning of Section 422 of the Code, or “incentive stock options,” or options that are not incentive stock options, or “nonqualified stock options.” Incentive stock options and nonqualified stock options will have an exercise price that is not less than 100% of the fair market value of the common stock underlying the option on the date of grant and will expire, with certain exceptions, 10 years after such date.
Restricted stock awards entitle the recipient to shares of common stock from us under terms that provide for vesting over a specified period of time. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship with us.
Restricted stock may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted stock may receive cash distributions prior to the time that the restrictions on the restricted stock have lapsed. Any dividends payable in common stock shall be subject to the same restrictions as the underlying restricted stock. The equity incentive plan permits us to issue director restricted stock to our independent directors on the same terms as restricted stock awards.
Stock appreciation rights entitle the recipient to receive from us at the time of exercise an amount in cash (or in some cases, common stock) equal to the excess of the fair market value of the shares of common stock underlying the stock appreciation right on the date of exercise over the price specified at the time of grant, which cannot be less than the fair market value of the shares of common stock on the grant date.
Dividend equivalent rights entitle the recipient to receive, for a specified period, a payment equal to the quarterly distribution declared and paid with respect to a specified number of shares. Dividend equivalent rights are forfeited to us upon the termination of the recipient’s employment or other relationship with us.

Restricted stock units entitle the recipient to cash or shares upon the end of the deferral period specified. Restricted stock units may be subject to the attainment of performance goals. Restricted stock units would typically be forfeited upon termination of the recipient’s employment or other relationship with us unless waived by our board of directors, or, if formed, the compensation committee thereof.
No restricted stock will be awarded under the equity incentive plan if it would result in our being “closely- held” under the Code, jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions under our charter.
Executive Officers
The name, age, title and certain biographical information about the executive officers of our advisor appear below. The address for each person named below is in care of our principal executive office at 30 Rockefeller Plaza, Suite 2050, New York, NY 10112.
Name	Age*	Position
James Condon	45	President, Chairman of the Board and Member of Investment Committee of our Sponsor
Michael Weidner	42	Chief Financial Officer and Treasurer
Erik Rostvold	48	Chief Risk Officer and Member of Investment Committee of our Sponsor
Simon Mitchell	51	Member of Investment Committee of our Sponsor
Bryan B. Marsh III	66	Head of Data Center Investments and Member of Investment Committee of our Sponsor
Chris Flynn	57	Chief Investment Officer of Data Centers and Member of Investment Committee of our Sponsor
Scott Riggs	62	Head of Wireless Investments and Member of Investment Committee of our Sponsor
Eric Graham	49	General Counsel, SVP of Strategic Initiatives and Member of Investment Committee of our Sponsor
Adam Baxter	50	Secretary

*
As of November 6, 2025.

The backgrounds of James Condon, Simon Mitchell and Adam Baxter are set forth under “Director Nominees”.
Michael Weidner has served as our Chief Financial Officer and Treasurer and as Chief Financial Officer and Treasurer of our sponsor and our advisor since July 2025. Mr. Weidner joined HMC Capital Limited (ASX: HMC) (“HMC Capital”) as the Head of Finance — US in June 2025, overseeing the finance function across HMC’s US portfolio. Prior to joining HMC Capital, Mr. Weidner worked at Macquarie Group (ASX: MQG) (“Macquarie”), a global investment bank and asset manager headquartered in Australia, from June 2013 to June 2025 in their New York office. Mr. Weidner worked in various roles with a focus on financial control, technical accounting, and principal transaction advisory within Macquarie’s Financial Management group, including, most recently, as the Head of Finance in the US for the Macquarie Capital business from March 2022 to June 2025. Prior to that role, from July 2020 to March 2022, Mr. Weidner served as a Vice President of Financial Control at Macquarie. Prior to joining Macquarie, Mr. Weidner worked for Crowe Horwath LLP, a public accounting firm, in their audit, tax, and transaction advisory service practice from 2006 to 2013. Mr. Weidner graduated from Loyola University in Maryland in May 2006 and holds a Bachelor of Science in Business Administration. He is a licensed Certified Public Accountant in the state of New York.
Erik Rostvold has served as Chief Risk Officer of our advisor and our sponsor and member of the investment committee of our sponsor since October 2024. Mr. Rostvold has served as Chief Risk Officer of StratCap Securities, LLC since October 2024. He also served as a Senior Vice President of our sponsor from June 2018 through October 2024, and Senior Vice President, Product Management of StratCap Securities,

LLC from October 2013 through October 2024. Mr. Rostvold has over 24 years of experience in financial services and investment management with 18 years of experience in alternative investments, focusing on commercial real estate, fixed income and digital infrastructure real estate. Mr. Rostvold has been involved in the formation and capital raise for over $20 billion in alternative investment offerings. Mr. Rostvold currently oversees retail fund development, ongoing fund management, investor services, due diligence and risk oversight for StratCap, LLC, an affiliate of the Company. Prior to StratCap, LLC, Mr. Rostvold was Director of Product Management at Cole Real Estate Investments and has held other product management and sales positions with KBS Capital Markets Group, MetLife, and Pacific Life. Mr. Rostvold holds a Bachelor of Science in Business Administration from the University of Arizona with a major in Business Management and certificate in International Business.
Bryan B. Marsh III has served as the Head of Data Center Investments of our advisor and our sponsor and as a member of the investment committee of our sponsor since October 2024. Mr. Marsh has served as the Chief Executive Officer of Strategic Data Center Fund Manager, LLC, an affiliate of the Company, since January 2020, which manages Strategic Data Center Fund, LLC, a private REIT focused on acquiring, managing and operating a portfolio of income producing mission critical data centers. Mr. Marsh has also served as an officer of Strategic Data Center Property Management Company, LLC and StratCap Data Center, LLC since January 2020. Mr. Marsh also serves on the board of directors of two joint ventures of affiliates of our advisor focused on acquiring and managing data centers. From May 2009 to November 2019, Mr. Marsh was a Vice President at Digital Realty Trust, Inc., or Digital Realty, where he served as the company’s Portfolio Manager for its U.S. Central region. In this capacity, he had overall responsibility for a portfolio of data centers, internet gateways and powered base buildings valued in excess of $5 billion. This portfolio ranged in size from 40 to 55 buildings and from 5.8 million to 8.1 million square feet with annual operating revenues ranging from approximately $400 million to $600 million. In this position, Mr. Marsh also oversaw the development of data centers and negotiated major data center leases. Prior to joining Digital Realty, from July 2007 to March 2009, Mr. Marsh was a Senior Vice President and Partner at Equastone, a private equity firm, where he was involved in the acquisition and asset management of a 4.3 million square foot office portfolio in Dallas valued at over $600 million. At that time, Equastone was the city’s 3rd largest office landlord with 21 buildings spread across most of the city’s major submarkets. From November 2001 to July 2007, Mr. Marsh also served as a Vice President of RREEF, a pension fund advisor and investment management firm, where he led an office that managed over 18 million square feet of office and industrial space in Texas and Oklahoma and oversaw an approximately 9 million square foot portfolio valued at approximately $500 million. Earlier in his career, Mr. Marsh served in a variety of roles at Catellus Development Corp. including the Director of a portfolio with over 800 tracts of land covering nearly 6,000 acres. He also was the Project Manager that helped assemble, master plan and sell the Railyard in Santa Fe, NM to the city. He also negotiated the sale of the AT&SF Railway’s 18-mile short line railroad between Santa Fe and Lamy, NM to the Santa Fe Southern Railroad. Mr. Marsh has been in the commercial real estate industry for 42 years, having started as a commercial real estate broker with CBRE in Dallas. He has closed real estate transactions in over 300 cities during his career.
Mr. Marsh is currently the Chairman of the City Plan Commission for Richardson, Texas. He is a past Chairman of the Board of Directors of the Richardson Chamber of Commerce, and he also served on the Board of Directors of Tech Titans, which is the largest technology trade association in North Texas. From 2016 to 2022, he was recognized as a member of the Dallas 500, which is a list of the most powerful and influential business leaders in the Dallas/Fort Worth metro area according to D CEO Magazine. He graduated from the University of North Texas with a Bachelor of Business Administration degree with a double major in Finance and Real Estate.
Chris Flynn has served as Chief Investment Officer - Data Centers of our advisor and our sponsor, and as a member of the investment committee of our sponsor since October 2024. In this role, Mr. Flynn is responsible for acquisitions, leasing and investment management strategy with respect to data centers on behalf of our advisor. Mr. Flynn brings more than 25 years of commercial real estate experience and well over $25 billion in overall real estate transaction experience. Mr. Flynn has served as the Chief Investment Officer of Strategic Data Center Fund Manager, LLC, an affiliate of our advisor, since March 2020. Prior to this, Mr. Flynn served as President at Lightstone Data Fund from July 2018 to September 2019, where he served as the company’s leader in the investment of digital infrastructure assets. In this capacity, he had overall responsibility for the strategic planning, capital raising, financing, acquisitions, development, operation and leasing. Prior to joining Lightstone, from August 2013 to July 2018, Mr. Flynn was a Vice President of Global Real Estate at EdgeConneX, a wholesale data center owner and developer, where he was responsible for all aspects of real estate, including the acquisition and development of 40 data centers in the U.S., Canada, Europe and South America. The EdgeConneX portfolio consisted of over approximately 3 million square feet, in excess of 350 megawatts of critical power and over approximately $6 billion worth of data center transactions, which helped EdgeConneX to grow from one data center in 2013 to having a global presence in the edge and hyperscale market. Mr. Flynn was also formerly the Director of Real Estate at XO Communications, a telecommunications company owned by Verizon Communications that provides managed and converged internet protocol network services for small and medium-sized enterprises. During his time at XO Communications, Chris led a real estate team responsible for over $10 billion in acquisitions, renewals and dispositions and managed over 50,000 telecom license agreements.
Scott Riggs is an experienced telecommunications executive with over twenty-five years of operating knowledge associated with wireless and fiber networks. Mr. Riggs served as Chief Operating Officer of our advisor and our sponsor from April 2021 to October 2024, and has served as the Head of Wireless Investments of our advisor and our sponsor since October 2024. Mr. Riggs has also served as a member of the investment committee of our sponsor since April 2021. Throughout his career, he has been directly involved in over $4 billion of telecommunications acquisitions, dispositions and financings and has been primarily responsible for all aspects of infrastructure and operations applicable to the deployment and ongoing management of numerous cellular, PCS, wireless broadband and fiber networks. Previously, Mr. Riggs co-founded and, from May 2001 to November 2018, served as Chief Executive Officer and Chairman of Clearwave Communications, a regional fiber optic company located in southern Illinois. At Clearwave, he was responsible for securing approximately $50 million in federal, state and local grants along with $20 million in private equity to grow the company to one of the most successful regionally operated fiber optic start-up companies in the U.S. with a current market value well in excess of $300 million. He has also served on the Board of Directors and/or Board of Managers of various companies.
Mr. Riggs previously served as Regional Vice President of Tritel, Inc. (d/b/a SunCom) where he was responsible for the network deployment and sales and marketing efforts for both Mississippi and Tennessee. He was instrumental in the successful over-sight and the development of the integrated network infrastructure and market launches which was deemed one of the most successful wireless affiliate transactions in telecommunications history. Additionally, he served as General Manager of Mercury Communications, Inc. located in Jackson, MS a nationally recognized cellular management company that began operations in the early 1990’s. He directly secured and advised on numerous cellular operating transactions with values in excess of $65 million. He likewise served in various operating roles at other cellular operating and/or holding companies which Mercury was involved. Prior to his tenure in the telecommunications industry, Mr. Riggs began his career in the oil and convenience store business with Ashland Oil d/b/a Superamerica (NYSE: ASH). Mr. Riggs served as Regional Manager over 50 properties that spanned over 15 states that operated convenience stores with the Superamerica label, which later sold to Speedway, LLC.
Mr. Riggs is involved in various advisory roles with many telecommunication industry associations, local and state organizations, private foundations as well as educational institutions and charities including Southeastern Illinois College and Show Hope. He is an active member of Rolling Hills Community Church in Nolensville, Tennessee. Mr. Riggs holds a Bachelor of Science Degree from Ohio University in Athens, Ohio.
Eric Graham has almost twenty years of experience in the telecommunications industry with extensive knowledge of landline, fiber, wireless, and satellite networks. Mr. Graham has served as General Counsel and Senior Vice President, Strategic Initiatives of our advisor and our sponsor since June 2022, and as member of the investment committee of our sponsor since October 2024. Mr. Graham is part of the team that invests in wireless infrastructure opportunities, and he has primary responsibility for completing the acquisition process and managing all legal aspects of these acquisitions. Mr. Graham’s responsibilities throughout his career have spanned legal, corporate development, government relations, and regulatory affairs. Prior to officially joining our sponsor, Mr. Graham provided legal consulting services to our sponsor managing the purchase of certain tower assets and he was also working for the satellite company, OneWeb, overseeing certain legal and regulatory responsibilities from August 2019 to March 2020 and then from April 2021 to June 2022. He provided legal services to LMI Advisors, a telecommunications consulting company, for the period from May 2020 to April 2021. Prior to that, he worked with C Spire in various executive roles from August 2007 to August 2019.

C Spire is the fifth largest wireless operator in the U.S. and a regional broadband provider, covering primarily the states of Mississippi, Alabama, portions of Tennessee and the Florida panhandle. There, his work included acquisitions and sales of large portfolios of wireless assets including spectrum, infrastructure, and operating businesses. His work led to the expansion of C Spire’s fiber business from a primarily captive fiber backhaul provider to a leading regional enterprise and consumer fiber provider large enough to displace the legacy Bell company as the sole-source provider of Internet services for the State of Mississippi.
Mr. Graham has appeared as a witness before several committees of the United States Senate and United States House of Representatives, participated in numerous Federal Communications Commission panels and working groups, and has been a delegate to various international standards group meetings around the world. Mr. Graham holds Bachelor of Arts and Master of Public Policy and Administration degrees from Mississippi State University in Starkville, Mississippi, a Juris Doctor degree from the Mississippi College School of Law in Jackson, Mississippi, and a Master of Business Administration degree from the Else School of Management at Millsaps College in Jackson, Mississippi.
Our executive officers have stated that there are no arrangements or understandings of any kind between them and any other person relating to their appointments as executive officers.
Compensation of Executive Officers
We are externally managed and have no employees. Our executive officers serve as officers of our advisor and are employees of our advisor or one or more of its affiliates. Our Advisory Agreement provides that our advisor is responsible for managing our investment activities, as such our executive officers do not receive any cash compensation from us or any of our subsidiaries for serving as our executive officers but, instead, receive compensation from our advisor. In addition, we do not reimburse our advisor for compensation it pays to our executive officers. Our Advisory Agreement does not require our executive officers to dedicate a specific amount of time to fulfilling our advisor’s obligations to us under the Advisory Agreement. Accordingly, our advisor has informed us that it cannot identify the portion of the compensation it awards to our executive officers that relates solely to such executives’ services to us, as our advisor does not compensate its employees specifically for such services. Furthermore, we do not have employment agreements with our executive officers, we do not provide pension or retirement benefits, perquisites or other personal benefits to our executive officers, our executive officers have not received any nonqualified deferred compensation and we do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of us. Although we do not pay our executive officers any cash compensation, we pay our advisor the fees described under “Transactions With Related Persons, Promoters And Certain Control Persons” below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
The following table sets forth, as of November 14, 2025, information regarding the number and percentage of shares of our common stock owned by each director, our executive officers, all directors and executive officers as a group, and any person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes securities that a person has the right to acquire within 60 days. The address for each of the persons named below is in care of our principal executive offices at 30 Rockefeller Plaza, Suite 2050, New York, NY 10112.
Name of Beneficial Owner	Number of Class I Shares Beneficially Owned	Number of Class IX Shares Beneficially Owned	Percent of Shares Beneficially Owned
StratCap Investment Management, LLC(1)	2,281,217	24,567	18%
Directors
James Condon	(2)	(2)	*
Daniel Green	—	6,735	*
Jeff Hersh	—	4,490	*
Kate Mitchell	—	4,490	*
Kimberly Arth	—	2,683	*
Isiah Thomas	—	1,555	*
Simon Mitchell	(3)	(3)	*
Andrew Selim	(4)	(4)	*
Adam Baxter	(5)	(5)	*
Executive Officers
Michael Weidner	—	—	—
All officers and directors as a group (10 persons)			*

*
Represents less than 1%.

(1)
StratCap Investment Management, LLC is wholly-owned by StratCap, LLC, which is wholly-owned by HMC USA Holdings LLC, which is wholly-owned by HMC Capital Limited (ACN 138 990 593) (“HMC Capital”). As a result, the shares disclosed as beneficially owned by StratCap Investment Management, LLC are also included in the aggregate number of shares beneficially owned by Messrs. Mitchell, Selim and Baxter. The address of each of StratCap Investment Management, LLC and StratCap, LLC is 30 Rockefeller Plaza, Suite 2050, New York, NY 10112 and the address of HMC Capital is Level 7, Gateway, 1 Macquarie Place, Sydney NSW 2000, Australia.

(2)
Mr. Condon is an officer of HMC USA Holdings LLC, which is wholly-owned by HMC Capital, the indirect parent of StratCap Investment Management, LLC, which directly owns Class I shares and Class IX shares, and may be deemed to be an indirect beneficial owner of shares held by StratCap Investment Management, LLC. Mr. Condon disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(3)
Mr. Mitchell is a Managing Director of HMC Capital, the indirect parent of StratCap Investment Management, LLC, which directly owns Class I shares and Class IX shares, and may be deemed to be an indirect beneficial owner of shares held by StratCap Investment Management, LLC. Mr. Mitchell disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(4)
Mr. Selim is an officer of HMC Capital, the indirect parent of StratCap Investment Management, LLC, which directly owns Class I shares and Class IX shares, and may be deemed to be an indirect beneficial owner of shares held by StratCap Investment Management, LLC. Mr. Selim disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5)
Mr. Baxter is a Managing Director of HMC Capital, the indirect parent of StratCap Investment Management, LLC, which directly owns Class I shares and Class IX shares. Mr. Baxter disclaims beneficial ownership of the shares held by StratCap Investment Management, LLC, except to the extent of his pecuniary interest.

REPORT OF THE AUDIT COMMITTEE
Pursuant to the audit committee charter adopted by the Board, the audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by assisting the Board with oversight of: (i) the Company’s accounting and financial reporting processes; (ii) the integrity and audits of the Company’s financial statements; (iii) the Company’s compliance with legal and regulatory financial disclosure requirements; (iv) the independent auditor’s qualifications and independence; and (v) the performance of the Company’s internal audit function, if applicable, and independent auditor. The audit committee is composed of five independent directors. The Company’s management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing, and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.
In this context, in fulfilling its oversight responsibilities, the audit committee reviewed and discussed the 2024 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.
The audit committee reviewed with Deloitte & Touche LLP (“Deloitte”) its judgments as to the quality and the acceptability of the financial statements and the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and other matters required by the audit committee charter. In addition, the audit committee has received the written disclosures and the letter from Deloitte required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence from the Company and its management. When considering the independence of Deloitte, the audit committee considered whether its array of services to the Company beyond those rendered in connection with its audit of our consolidated financial statements and reviews of our consolidated financial statements, including our quarterly reports on Form 10-Q, was compatible with maintaining its independence. The audit committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for these services to, Deloitte.
The audit committee discussed with Deloitte the overall scope and plans for the audit. The audit committee meets periodically with Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company. In reliance on these reviews and discussions, the audit committee recommended to the board of directors that the 2024 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
This report of the audit committee does not constitute soliciting material and should not be considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.
The Audit Committee of the Board of Directors:
Daniel Green (Chairman)
Jeff Hersh
Kimberly Arth
Kathleen Mitchell
Isiah Thomas

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS
AND CERTAIN CONTROL PERSONS
Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2024 and currently proposed transactions. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair and reasonable to the Company and on terms no less favorable to us than those available from unaffiliated third parties.
Under SEC rules, a related person transaction is any transaction or any currently proposed transaction in which the Company was or is to be a participant, the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. A “related person” is a director, officer, nominee for director or a more than 5% shareholder since the beginning of our last completed fiscal year, and their immediate family members.
Each of our executive officers is affiliated with our advisor and its affiliates. In addition, each of our executive officers also serves as an officer of our advisor, property manager and/or other affiliated entities.
Substantially all of our business is conducted through the Operating Partnership, SWIF II Operating Partnership, LP. We are the sole general partner of the Operating Partnership.
Our Advisor
Our advisor is StratCap Digital Infrastructure Advisors II, LLC, a Delaware limited liability company, which we generally refer to as simply “our advisor” or “the advisor.” Our advisor’s address is 30 Rockefeller Plaza, Suite 2050, New York, NY 10112. Our advisor is an affiliate of and under common control with our sponsor, StratCap Investment Management, LLC, a Delaware limited liability company, which we generally refer to as simply “our sponsor” or “the sponsor.” Our advisor has contractual and fiduciary responsibilities to us and our stockholders and is responsible for sourcing, evaluating and monitoring our investment opportunities and making decisions related to the acquisition, management, financing and disposition of our assets, in accordance with our investment objectives, guidelines, policies and limitations, subject to oversight by our board of directors.
Advisory Agreement
StratCap Digital Infrastructure Advisors II, LLC serves as our advisor in accordance with the terms of the Advisory Agreement, between us, our Operating Partnership and our advisor. Subject to the overall supervision of our board of directors, including responsibility for governance, financial controls, compliance and disclosure with respect to the Company and our Operating Partnership, the advisor manages the day-to-day operations of, and provides investment management services to us. We believe that the advisor currently has sufficient staff and resources to fulfill the duties set forth in the Advisory Agreement. The term of our Advisory Agreement is for a one-year term subject to renewals upon mutual consent of our advisor and independent directors for an unlimited number of successive one-year periods. Our independent directors will evaluate the performance of our advisor before renewing the Advisory Agreement.
Under the terms of the Advisory Agreement, our advisor will:
•
identify, evaluate, and negotiate the structure of the investments we make (including performing due diligence on our prospective investments);

•
find, present, and recommend to us real estate investment opportunities consistent with our investment policies and objectives;

•
structure the terms and conditions of our real estate acquisitions, sales, or joint ventures;

•
acquire properties on our behalf in compliance with our investment objectives and policies;

•
arrange for financing and refinancing of properties;

•
enter into leases and service contracts for our properties;

•
oversee the performance of our asset manager;

•
review and analyze the properties’ operating and capital budgets;

•
generate an annual budget for us;

•
review and analyze financial information for each property and the overall portfolio;

•
formulate and oversee the implementation of strategies for the administration, promotion, management, operation, maintenance, improvement, financing and refinancing, marketing, leasing, and disposition of properties; and

•
close, monitor, and administer the investments we make.

The above summary is provided to illustrate the material functions which our advisor will perform for us and it is not intended to include all of the services which may be provided to us by our advisor or third parties. Our advisor’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. We pay our advisor fees and dividends and reimburse it for certain expenses incurred on our behalf.
On August 18, 2025, our Advisory Agreement was renewed and has a one-year term expiring on August 18, 2026, subject to further renewals, as evaluated by our board of directors, for an unlimited number of successive one-year periods upon the mutual consent of the Company and our advisor. The terms of the renewed Advisory Agreement are identical to those of the Advisory Agreement that was previously in effect.
Termination Rights
The Advisory Agreement may be terminated:
•
immediately by the Company and/or our Operating Partnership for “cause”;

•
upon 60 days’ written notice without cause and without penalty by a majority of the independent directors of the Company or by the advisor;

•
upon 60 days’ written notice with “good reason” by the advisor; or

•
immediately by the Company and/or our Operating Partnership in connection with a merger, sale of assets or transaction involving the Company pursuant to which a majority of the directors then in office are replaced or removed.

In the event the Advisory Agreement is terminated, the advisor will be entitled to receive (i) subject to certain limitations in the Advisory Agreement, all unpaid reimbursements of expenses, including without limitation organization and offering expenses and private organization and offering expenses, that have not been reimbursed as of the date on which the Advisory Agreement is terminated; and (ii) all earned but unpaid fees payable to the advisor prior to the termination of the Advisory Agreement. Additionally, the advisor will be entitled to reimbursement of Total Operating Expenses (as defined below) that exceed the greater of 2% of the Average Invested Assets (as defined below) and 25% of net income if the independent directors determine (before or after the termination) that the excess was justified based on unusual and non-recurring factors. In addition, upon the termination or expiration of the Advisory Agreement, the advisor is required to cooperate with the Company and our Operating Partnership to provide an orderly management transition.
“Total Operating Expenses” is defined in the Advisory Agreement to mean all costs and expenses paid or incurred by us, as determined under generally accepted accounting principles, that are in any way related to the operation of the Company or to corporate business, including the Management Fee and other operating fees paid to our advisor, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses and Private Organization and Offering Expenses, as applicable, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees, (vi) acquisition expenses, (vii) real estate commissions on the sale of Property (as defined in the Advisory Agreement), (viii) distributions made with respect to interests in our Operating Partnership, and (ix) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property). Notwithstanding the definition set forth in the preceding sentence, any expense of ours which is not part of Total Operating Expenses under the NASAA REIT Guidelines shall not be treated as part of Total Operating Expenses for purposes hereof.

“Average Invested Assets” is defined in the Advisory Agreement to mean for a specified period, the average of the aggregate book value of the Assets (as defined in the Advisory Agreement) invested, directly or indirectly, in equity interests in and loans secured by or related to real estate (including, without limitation, equity interests in REITs, mortgage pools, commercial mortgage-backed securities, mezzanine loans and residential mortgage-backed securities), before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.
Management Fee
As compensation for its services provided pursuant to the Advisory Agreement, we pay the advisor a management fee equal to 1.25% of the net asset value (“NAV”) (excluding the NAV of the Class P OP Units and Class PX OP Units of our Operating Partnership) per annum payable monthly. Our Operating Partnership pays the advisor a management fee equal to 0.75% of the NAV of the Class P OP Units and Class PX OP Units (together, the “OP Units”) sold in the offering we began on January 18, 2022 but terminated prior to the commencement of the Public Offering (as defined below), offering Class P OP Units and Class PX OP Units, in a private offering to accredited investors only pursuant to a confidential private placement memorandum (the “OP Unit Offering”) and that are not held by us, per annum, payable monthly. In calculating our management fee, we will use our NAV before giving effect to accruals for the any accruals for the management fee, stockholder servicing fees, performance allocation or any distributions payable on our stock.
The management fee may be paid, at the advisor’s election, in cash, Class I shares, or Class I OP Units of our Operating Partnership. To the extent that the advisor elects to receive any portion of its management fee in Class I shares or Class I OP Units of our Operating Partnership, the Company may repurchase such Class I shares or Class I OP Units of our Operating Partnership from the advisor at a later date. In the event the Advisory Agreement is terminated or its term expires without renewal, the advisor will be entitled to receive its prorated management fee through the date of termination. During the year ended December 31, 2024, asset management fees were $1,484,727 compared to $768,847 for the year ended December 31, 2023. Asset management fees payable, as included within due to affiliates on the balance sheet, were $518,910 and $1,232 as of December 31, 2024 and December 31, 2023, respectively.
Performance Participation Allocation
So long as the Advisory Agreement has not been terminated, our advisor under the Fourth Amended and Restated Limited Partnership Agreement, dated as of June 24, 2025, by and among us and our advisor (the “SWIF II OP LPA”), as the special limited partner of our Operating Partnership, holds a performance participation interest in the Operating Partnership that entitles it to receive an allocation from our Operating Partnership equal to 12.5% of the Total Return, subject to a 5% Hurdle Amount and a High Water Mark, with a Catch-Up. Distributions of performance participation paid on the special limited partnership interest may be payable to the advisor in cash or Class I OP Units at the election of the advisor. The advisor will not be obligated to return any portion of performance participation paid for an annual period based on our Operating Partnership’s subsequent performance.
The advisor will also be allocated a performance participation with respect to all the Operating Partnership units that are repurchased at the end of any month (in connection with repurchases of the shares in the Company’s share repurchase program) in an amount calculated as described above with the relevant period being the portion of the year for which such unit was outstanding, and proceeds for any such unit repurchase will be reduced by the amount of any such performance participation. In the event the Advisory Agreement is terminated, the advisor will be allocated any accrued performance participation with respect to all Partnership Units (as defined in the SWIF II OP LPA) as of the date of such termination.
“Total Return” is defined in the SWIF II OP LPA to mean for any period since the end of the prior calendar year shall equal the sum of:
(i)
all distributions accrued or paid (without duplication) on the Partnership Units outstanding at the end of such period since the beginning of the then-current calendar year plus,

(ii)
the change in aggregate NAV of such units since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Partnership Units, (y) any allocation/accrual to the performance participation interest and (z) applicable stockholder servicing fee expenses (including any payments made to us for payment of such expenses).
For the avoidance of doubt, the calculation of Total Return will (i) include any appreciation or depreciation in the NAV of units issued during the then-current calendar year but (ii) exclude the proceeds from the initial issuance of such units. The annual total return will be allocated solely to the advisor only after the other unitholders have received a total return of 5% (after recouping any loss carryforward amount) and such allocation will continue until the allocation between the advisor and all other Operating Partnership unitholders is equal to 12.5% and 87.5%, respectively. Thereafter, the advisor will receive an allocation of 12.5% of the annual total return.
“Hurdle Amount” is defined in the SWIF II OP LPA means for any period during a calendar year means that amount that results in a 5% annualized internal rate of return on the NAV of the Partnership Units outstanding at the beginning of the then-current calendar year and all Partnership Units issued since the beginning of the then-current calendar year, taking into account the timing and amount of all distributions accrued or paid (without duplication) on all such units and all issuances of Partnership Units over the period and calculated in accordance with recognized industry practices. The ending NAV of the Partnership Units used in calculating the internal rate of return will be calculated before giving effect to any allocation/accrual to the performance participation interest and applicable stockholder servicing fee expenses, provided that the calculation of the Hurdle Amount for any period will exclude any Partnership Units repurchased during such period, which units will be subject to the performance participation allocation upon repurchase as described below.
Except as described in Loss Carryforward Amount below, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.
“Loss Carryforward Amount” is defined in the SWIF II OP LPA as shall initially equaling zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return, provided that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any OP Units repurchased during such year, which units will be subject to the performance participation allocation upon repurchase as described below. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the advisor’s performance participation. This is referred to as a “High Water Mark.”
For the year ended December 31, 2024, $948,118 in performance participation allocation expenses recognized by the Company and accrued for as of December 31, 2024. For the year ended December 31, 2023, there was $1,192,205 of performance participation allocation expenses recognized by the Company and paid out in 2024.
Expense Reimbursement
Under the Advisory Agreement, and subject to the limitations described below under “— Reimbursement by the Advisor,” our advisor is entitled to reimbursement of all costs and expenses incurred by it or its affiliates in connection with the services they provide to the Company and our Operating Partnership pursuant to the Advisory Agreement provided that our advisor is responsible for the expenses related to any and all personnel of our advisor who provide investment advisory services to us pursuant to the Advisory Agreement (including, without limitation, each of our executive officers and any directors who are also directors, officers or employees of our advisor or any of its affiliates), including, without limitation, salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of such personnel, and costs of insurance with respect to such personnel. Without limiting the generality of the foregoing, costs eligible for reimbursement include for out-of-pocket costs and expenses the advisor incurs in connection with the services it provides to us related to (1) legal, accounting, printing, mailing and subscription processing fees and other expenses attributable to our organization, preparation of the registration statement, registration and qualification of our common stock for sale with the SEC and in the various states and filing fees incurred by our advisor (as described further below), (2) the actual cost of goods and services used by the Company and obtained from persons not affiliated with the advisor, other than acquisition expenses, including brokerage fees paid in connection with the purchase and sale of any securities, (3) expenses of managing and operating our properties, whether payable to an affiliate of the Company or a non-affiliated person and (4) expenses in connection with the selection, evaluation, structuring. acquisition, origination, financing and development of any assets, whether or not acquired. The Company reimbursed the advisor for $2,217,177 and $3,087,355 of operating expenses during the years ended December 31, 2024 and 2023, respectively, and the Company had $43,000 and $71,015 in operating expenses and reimbursement obligations due to the advisor and its affiliate as of December 31, 2024 and December 31, 2023, respectively.
We reimburse the advisor for any organization and offering expenses associated with our public offering, consisting of up to $500 million in shares in our primary offering and up to $75 million in shares pursuant to our distribution reinvestment plan (collectively, the “Public Offering”) that it or any of its affiliates pays or incurs (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses, reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials, design and website expenses, fees and expenses of our escrow agent and transfer agent, fees to attend retail seminars sponsored by participating broker-dealers and reimbursements for customary travel, lodging, and meals, but excluding upfront selling commissions, dealer manager fees and the stockholder servicing fee) as and when incurred. The advisor currently pays wholesaling compensation expenses and certain related expenses of persons associated with StratCap Securities, LLC (the “Dealer Manager”) without reimbursement from us. After the termination of the primary offering and again after termination of the offering under our distribution reinvestment plan, our advisor has agreed to reimburse us to the extent that the organization and offering expenses (including upfront selling commissions, stockholder servicing fees and due diligence expenses) that we incur exceed 15% of our gross proceeds from the Public Offering.
Reimbursement by the Advisor
The Company shall not reimburse the advisor for any expenses that cause our Total Operating Expenses (as defined in the Advisory Agreement) in any four consecutive fiscal quarters to exceed the greater of: (i) 2% of our Average Invested Assets (as defined in the Advisory Agreement) or (ii) 25% of our net income. To the extent that the Company has reimbursed the advisor for expenses exceeding such limit, the advisor is required to repay the Company for such expenses or, at the option of the Company, such expenses may be subtracted from Total Operating Expenses reimbursed during the subsequent fiscal quarter.
Notwithstanding the foregoing, to the extent that our Total Operating Expenses exceed these limits and the independent directors determine that the excess expenses were justified based on unusual and nonrecurring factors that they deem sufficient, the advisor may be reimbursed for such expenses and is not required to reimburse the Company for such expenses. Within 60 days after the end of any fiscal quarter for which our Total Operating Expenses for the four consecutive fiscal quarters then ended exceed these limits and our independent directors approve such excess amount, we will send our stockholders a written disclosure of such fact, or will include such information in our next quarterly report on Form 10-Q or in a current report on Form 8-K filed with the SEC, together with an explanation of the factors our independent directors considered in arriving at the conclusion that such excess expenses were justified. In addition, our independent directors will review at least annually the total fees and expense reimbursements for operating expenses paid to the advisor to determine if they are reasonable in light of our performance, our net assets and our net income and the fees and expenses of other comparable unaffiliated REITs. Each such determination will be recorded in the minutes of a meeting of the independent directors.
“Organization and Offering Expenses” is defined in the Advisory Agreement to mean any and all cumulative costs and expenses incurred by and to be paid from the assets of the Company, including amounts reimbursable to the advisor and its Affiliates (as defined in the Advisory Agreement) pursuant to Paragraph 10(a)(i) hereof, in connection with the formation of the Company and the qualification and registration of any Public Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing and amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts and fees, expenses and taxes related to the filing, registration and qualification of the sale of the shares under federal and state laws, including accountants’ and attorneys’ fees.

“Private Organization and Offering Expenses” is defined in the Advisory Agreement to mean any and all cumulative costs and expenses incurred by and to be paid from the assets of the Company or any of its subsidiaries, including amounts reimbursable to the advisor and its affiliates pursuant and subject to Paragraph 10(a)(ii) of the Advisory Agreement, in connection with the formation of any subsidiaries of the Company and the qualification of the Offering and the subsequent marketing and distribution of such securities, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing and amending or supplementing private placement memoranda, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts and fees, expenses and taxes related to the preparation, execution and delivery of any filings to be made on a Form D Notice of Sale of Securities pursuant to Regulation D promulgated under the Securities Act of 1933, as amended, including accountants’ and attorneys’ fees.
Acquisition & Disposition Expense Reimbursement
The advisor has agreed to provide the Company limited expense support in quarterly periods where the Company’s operations cannot support distributions to stockholders and unit holders. The advisor may provide the support in the form of deferral of the collection of its management fees or through actual expense support payments to the Company. The Company would be obligated to reimburse the advisor for any expense support payments it receives over a period up to four years, if the cumulative Company operations exceed the cumulative distributions to stockholders and unit holders.
During the years ended December 31, 2024 and 2023, the Company has not received any expense support payments from the advisor.
Property Management Fee
Strategic Wireless Infrastructure Property Management Company, LLC, or our property manager, is a wholly owned entity of our sponsor and is an affiliate of our advisor, who provides services to us in connection with the leasing, operation and management of our assets. Our property manager and its affiliates may subcontract the performance of their duties to third parties.
In connection with these services, the Company will pay our property manager and its affiliates aggregate fees of up to 3.0% of gross revenues from the properties managed. We also will reimburse the property manager and its affiliates for asset-level expenses that any of them pay or incur on our behalf, including salaries, bonuses and benefits of persons employed by the property manager and its affiliates except for the salaries, bonuses and benefits of persons who also serve as one of our manager’s executive officers. Our property manager and its affiliates may subcontract the performance of their duties to third parties and pay all or a portion of the property management fee to the third parties with whom they contract for these services.
We also will pay our property manager a separate fee in connection with leasing assets to new tenants or renewals or expansions of existing contracts with existing tenants in an amount not to exceed the fee customarily charged in arm’s-length transactions by others rendering similar services in the same geographic area for similar assets. Notwithstanding the foregoing, our advisor and its affiliates may be entitled to receive higher fees if our property manager demonstrates to the satisfaction of a majority of our directors (including a majority of the independent directors) that a higher competitive fee is justified for the services rendered.
There were no property management fees incurred during the years ended December 31, 2024 and 2023.
Fees from Other Services
We retain certain of our advisor’s affiliates, from time to time, for services relating to our investments or our operations, which may include accounting and audit services (including valuation support services), account management services, corporate secretarial services, data management services, directorship services, information technology services, finance/budget services, human resources, judicial processes, legal services, operational services, risk management services, tax services, treasury services, loan management services, construction management services, property management services, leasing services, transaction support services, transaction consulting services and other similar operational matters. Our Operating Partnership or its subsidiary may also issue equity incentive compensation to certain employees of such affiliates for services provided. Any compensation paid to our advisor’s affiliates for any such services will not reduce the management fee or performance participation allocation. Any such arrangements will be at or below market rates.
No such fees for additional services were incurred for the years ended December 31, 2024 and 2023.
Independent Directors’ Review of Compensation.
Our independent directors evaluate at least annually whether the compensation that we contract to pay to the advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our charter. Our independent directors will supervise the performance of the advisor and the compensation we pay to it to determine that the provisions of the Advisory Agreement are being carried out. This evaluation is based on the factors set forth below, as well as any other factors deemed relevant by the independent directors:
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the amount of fees paid to the advisor in relation to the size, composition and performance of our assets;

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success of the advisor in generating opportunities that meet our investment objectives;

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rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services;

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additional revenues realized by the advisor and its affiliates through their relationship with us (including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by us or by others with whom we do business);

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the quality and extent of services and advice furnished by the advisor;

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the performance of our assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

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the quality of our assets relative to the investments generated by the advisor for its own account.

In addition to the management fee, performance participation allocation and expense reimbursements, we have agreed to indemnify and hold harmless the advisor and its affiliates performing services for us from specific claims and liabilities arising out of the performance of their obligations under the Advisory Agreement, subject to certain limitations.
We entered into an Amended and Restated Expense Support Agreement with our Operating Partnership and our advisor on August 12, 2025, with an effective date of July 13, 2021 (the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, our advisor has agreed to defer certain fees and reimburse or fund certain of our expenses, subject to the terms of the Expense Support Agreement. Our advisor may be required to pay or be entitled to reimbursement of fees that it had deferred and expenses that had been paid, subject to certain conditions being met. Pursuant to the Expense Support Agreement, our advisor could incur or reimburse maximum aggregate expense payments of $10,000,000, which we refer to as the expense payment limit. The accrued Expense Support Agreement balance for the years ended December 31, 2024 and 2023, were $6,570,140 and $4,399,804 respectively.
Management Decisions
The primary responsibility for the management decisions of our advisor and its affiliates, including the selection of investment properties to be recommended to our board of directors, the negotiation for these investments, and asset management decisions, will reside in an investment committee of our sponsor. The investment committee is comprised of James Condon, Scott Riggs, Erik Rostvold, Bryan Marsh, Chris Flynn, Simon Mitchell, and Eric Graham. Mr. Condon serves as the Chair of the investment committee. Investment decisions require the approval of a majority of the members of our advisor’s investment committee. The high level of interaction between the Investment Committee and investment professionals from the inception of a transaction to closing helps identify potential issues early and enables the team to more effectively streamline resources and workflows. The Investment Committee process emphasizes a consensus-based approach to decision making among the members.
Our board of directors adopted a policy pursuant to which, subject to the terms and conditions of our Advisory Agreement, our advisor will be authorized to make any and all investments in assets with a contract purchase price less than $1,000,000 without obtaining the prior approval of our board of directors, so long as any such investment would not, if consummated, violate our investment guidelines or any restrictions on indebtedness and the consideration to be paid for such assets does not exceed the fair market value of such assets.
Affiliated Property Manager
Our property manager is Strategic Wireless Infrastructure Property Management Company, LLC, or our property manager, a Delaware limited liability company formed on June 13, 2018. Our property manager, which is wholly owned by our sponsor and is an affiliate of our advisor, will provide services to us in connection with the leasing, operation and management of our assets. Our property manager is located at 30 Rockefeller Plaza, Suite 2050, New York, NY 10112. Our property manager and its affiliates may subcontract the performance of their duties to third parties.
Dealer Manager
StratCap Securities, LLC, our affiliated Dealer Manager, was organized in March 2009. StratCap Securities, LLC is a member firm of FINRA and is registered under the applicable federal and state securities laws and qualified to do business as a securities broker-dealer throughout the United States. Our Dealer Manager is an affiliate of our advisor.
Our Dealer Manager provides certain wholesaling, sales, promotional and marketing assistance services to us in connection with the distribution of the shares offered pursuant to the Public Offering, and also served as the Dealer Manager for the Private Offering and OP Unit Offering. Fees incurred for the years ended December 31, 2024 and 2023, were $2,535,877 and $2,157,039, respectively.
Related-Party Transactions
As of December 31, 2024, there are no material transactions with management and their affiliates other than those covered by the terms of the agreements described above with our advisor and our Dealer Manager. Pursuant to our charter, which complies with the NASAA REIT Guidelines, a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction, must approve each related-party transaction as being fair and reasonable to us and on terms and conditions no less favorable than those available from unaffiliated third parties.
Employees of Affiliated Companies
As of December 31, 2024, although we will have executive officers who manage our operations, we will not have any paid employees. Our day-to-day operations will be managed by our advisor, including the employees of our advisor or its affiliates. To the extent required, we may reimburse our advisor for certain personnel and other costs associated with these services, excluding the cost of acquisition and disposition services for which we may pay our advisor a separate fee.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP serves as our principal accounting firm. Deloitte & Touche LLP reports directly to our audit committee. Deloitte & Touche LLP acted as our independent registered public accounting firm to audit our books and records for the fiscal years ended December 31, 2024 and 2023, and the audit committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
Fees
Deloitte & Touche LLP’s aggregate fees billed to us for the years ended December 31, 2024 and 2023, respectively, are as follows:
	2024	2023
Audit Fees	$791,285	$506,508
Audit-Related Fees	128,743	104,000
Tax Fees	172,530	196,084
All Other Fees	—	—
Total Fees	$1,092,558	$806,592
For purposes of the preceding table, the professional fees are classified as follows:
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Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, and audits of acquired properties or businesses or statutory audits for our subsidiaries or affiliates.

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Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Sarbanes-Oxley Act.

•
Tax fees — These are fees for all professional services performed by professional staff in Deloitte & Touche LLP’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Similar services incurred by the unconsolidated joint venture were paid for by the joint venture. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

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All other fees — These are fees for other permissible work performed that do not meet the above-described categories, including a subscription to an accounting research website.

Pre-approval Policies and Procedures
Our audit committee has adopted a pre-approval policy requiring the audit committee to pre-approve all audit and permissible non-audit services to be performed by Deloitte & Touche LLP. In determining whether or not to pre-approve services, the audit committee will consider whether the service is a permissible service under the rules and regulations promulgated by the SEC, and, if permissible, the potential effect of such services on the independence of Deloitte & Touche LLP. All services performed for us in 2024 were pre-approved or ratified by our audit committee.

Vote Required; Recommendation
Ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted, by abstention, broker non-vote or by not submitting a proxy, have no impact on the vote. Although not required by law or our governance documents, we believe ratification of this appointment is good corporate practice because the audit of our books and records is a matter of importance to our stockholders. If our stockholders do not ratify the appointment, our audit committee will reconsider the appointment of Deloitte & Touche LLP, but still may elect to retain them. Even if the appointment is ratified, the audit committee, in its discretion, may change the appointment at any time if it determines that such a change would be in our best interest and the best interest of our stockholders.
Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to questions from our stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT BY OUR AUDIT COMMITTEE OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

STOCKHOLDER PROPOSALS
Any proposals by stockholders for inclusion in proxy solicitation material for the 2026 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2026 Annual Meeting of Stockholders, must be received by our secretary at our offices no later than July 20, 2026, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2026 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2026 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary at our offices no earlier than June 20, 2026 and no later than 5:00 p.m. Eastern Time on July 20, 2026. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.
COPIES OF ANNUAL REPORT TO STOCKHOLDERS
A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2024 was mailed to stockholders on or about May 15, 2025 and is available without charge to stockholders upon written request to: StratCap Digital Infrastructure REIT, Inc., 30 Rockefeller Plaza, Suite 2050, New York, NY 10112, Attn: Secretary. The Annual Report is also available on our website, www.digitalinfrastructurereit.com.
ANNUAL REPORT AND QUARTERLY REPORTS
We make available free of charge through our website at www.digitalinfrastructurereit.com under the heading “Investor Relations — SEC Filings” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. Further, we will provide, without charge to each stockholder upon written request, a copy of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports. Requests for copies should be addressed to: StratCap Digital Infrastructure REIT, Inc., 30 Rockefeller Plaza, Suite 2050, New York, NY 10112, Attn: Secretary. Copies may also be accessed electronically by means of the SEC home page on the Internet, at www.sec.gov. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is part of the proxy solicitation materials. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2025 Annual Meeting of Stockholders other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.
You may obtain additional information concerning the Company through the Internet at www.digitalinfrastructurereit.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.
By Order of the Board of Directors
James Condon
Chairman of the Board of Directors
PLEASE VOTE — YOUR VOTE IS IMPORTANT

APPENDIX A
Definition of Independent Director
“Independent Director” shall mean a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with our sponsor or our advisor by virtue of (i) ownership of an interest in the sponsor, the advisor or any of their Affiliates, (ii) employment by the sponsor, the advisor or any of their Affiliates, (iii) service as an officer or director of the sponsor, the advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the sponsor or advised by the advisor or (vi) maintenance of a material business or professional relationship with the sponsor, the advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by the Director from the sponsor, the advisor and their Affiliates exceeds 5% of either the Director’s annual gross income, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the sponsor or the advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the sponsor, the advisor, any of their Affiliates or the Corporation.

A-1

Mr AB SampleSample StreetSample TownSampleshire, XXX XXXAs a stockholder of StratCap Digital Infrastructure REIT, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM Eastern Time on December 18, 2025.PROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or Telephone.Internet:https://www.fcrvote/stratcap•Cast your vote online •Have your Proxy Card ready •Follow the instructions to record your vote Phone: 1-866-402-3905• Use any touch tone telephone• Have your Proxy Card ready• Follow the recorded instructionsLive Agent: 1-855-206-1377•Speak to a live agent and vote on a recorded line Mail:•Mark, sign and date your Proxy Card •Detach and return your Proxy Card in the postage-paid envelope provided Scan QR Code for Digital VotingCONTROL NUMBERPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.ANNUAL MEETING OF STOCKHOLDERSDECEMBER 19, 2025 AT 10:00 A.M. EASTERN TIMETHIS PROXY IS SOLICITED ON BEHALF OFTHE BOARD OF DIRECTORS OF STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.The undersigned stockholder of StratCap Digital Infrastructure REIT, Inc., a Maryland corporation, hereby appoints James Condon, President and ChiefExecutive Officer, and Michael Weidner, Chief Financial Officer and Treasurer, (together, the “Named Proxies”), and each of them, as proxy for the undersigned, each with the power to appoint his substitute, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders ofStratCap Digital Infrastructure REIT, Inc. to be held on December 19, 2025 at 10:00 a.m. Eastern Time, at 30 Rockefeller Plaza, Suite 2050, New York, NY 10112, (the “Annual Meeting”) and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting.The undersigned hereby acknowledges receipt of the proxy statement for the Annual Meeting, which includes a Notice of Annual Meeting of Stockholders, and revokes any proxy heretofore given with respect to such meeting.Mr AB SampleSample StreetSample TownSampleshire, XXX XXXCONTROL NUMBERAddress change:If you noted any address changes above, please mark box. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’recommendations.Signature Date Title Signature (Joint Owners) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 19, 2025:The Proxy Statement is available at https://web.viewproxy.com/stratcap/2025 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” all nominees listed in Proposal 1 and “FOR” Proposal 2, The proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn or postpone the Annual Meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the December 19, 2025 meeting date.You are encouraged to specify your choice by marking the appropriate box below. The Named Proxies cannot vote your shares unless you sign and return this card.Please mark your votes like this 1.To consider and vote upon the election of nine directors to hold office until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify. NOMINEES:FORWITHHOLD(1) James Condon(2)Daniel Green (3)Kate Mitchell(4)Jeff Hersh(5)Kimberly Arth(6)Isiah Thomas(7)Simon Mitchell(8)Andrew Selim(9) Adam Baxter2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. FOR AGAINST ABSTAIN